Exhibit 99.1

MEDIA PRESS RELEASE

5 October 2016

AGREEMENT FOR SOMPO HOLDINGS INC TO ACQUIRE ENDURANCE SPECIALTY HOLDINGS LIMITED

Tokyo, Japan and Hamilton, Bermuda, 5 October 2016 - SOMPO Holdings, Inc (“SOMPO”) and Endurance Specialty Holdings Limited (“Endurance”) today announced that they have entered into a definitive agreement for the acquisition of 100% of the outstanding ordinary shares of Endurance by SOMPO for US$93 per share in cash.

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The aggregate consideration is JPY 637.5 bn (approximately US$ 6, 304 mi), which represents approximately a 40.3% premium to Endurance’s closing share price on 3 October 2016 and approximately a 41.6% premium to the average share price over the last 3 months

•	The acquisition has been approved by the Board of Directors of Endurance and is subject to Endurance shareholder approval at a shareholders’ meeting

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The acquisition will be effected through SOMPO’s wholly owned subsidiary, SOMPO Japan NI Inc. (“SJNI”) and will be financed with existing sources of liquidity and supplementary facilities without a financing contingency

•	The transaction is subject to the clearances and approvals of applicable regulatory authorities, as well as other customary closing conditions

•	It is expected that the transaction will close before the end of SOMPO’s current fiscal year end (31 March 2017)

Background to the Acquisition

SOMPO’s ambition is to build a business which competes effectively on a global scale while at the same time, as part of its structural transformation, enhancing its offering to become a best in class customer service provider. By achieving this, it will realise its goal of providing insurance and related services of the highest quality which contribute to the security, health and wellbeing of its customers worldwide.

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SOMPO is significantly expanding its overseas insurance business and expects to deliver a material expansion of its footprint through both organic growth and disciplined M&A in the coming years. This will bring both top and bottom line growth to the business and will emanate from developed and emerging markets

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SOMPO has already been actively strengthening its operating base and driving earnings growth by expanding its overseas insurance business through various acquisitions in the past six years, including the acquisitions of Fiba Sigorta (Turkey, 2010), Berjaya SOMPO (Malaysia, 2011), the acquisition of a further stake in Maritima (Brazil, 2013) and the acquisition of Canopius (Lloyd’s, 2014). As it has been building a globally diversified business portfolio, SOMPO has been considering the acquisition of an insurance company which has strengths in the primary insurance business in developed and emerging markets

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Endurance is a global specialty insurance and reinsurance group with an experienced management team led by a world-class CEO with a strong track record as well as an underwriting team with excellent underwriting capabilities. It operates its insurance and reinsurance businesses in, among other countries, the U.S., the U.K. and Bermuda. SOMPO believes that through this acquisition, it will accelerate its goal to expand the footprint, growth and earnings of its overseas insurance business, while delivering growth and improvement in return on equity for its shareholders

Kengo Sakurada, President and CEO of SOMPO Holdings, Inc, commented: “Today’s agreement marks the beginning of SOMPO’s overseas transformation which undoubtedly enhances the quality and reach of our insurance services. Endurance brings strength in the primary insurance business in developed markets.

“Endurance also brings a highly experienced executive team led by one of the world’s leading P&C CEOs in John Charman. Mr. Charman, and certain shareholders associated with Mr. Charman, representing in the aggregate approximately 4.9% of Endurance ordinary shares, have agreed to vote in favor of the proposed transaction.

“This acquisition will be integral in helping SOMPO realize its goal of providing insurance and related services of the highest quality which contribute to the security, health and wellbeing of its customers.”

John Charman, Endurance CEO, added: “Today, we have strategically aligned ourselves with SOMPO, a large, well capitalized and highly respected global insurance (and reinsurance) company headquartered in Japan. This signals the beginning of an exciting new chapter for Endurance, our wonderful and incredibly talented people and our much valued clients. When I joined Endurance just over three years ago, I stated quite publicly that cost efficient scale, globally diversified insurance and reinsurance products as well as market relevance were absolutely essential to our future success. I also signaled that I would seek out a high quality, strong Asian partner to further complement our global business capabilities for the future. Our alignment today with SOMPO achieves all those goals and promises so much more.

“Critically, both our companies share and practice important values daily - a commitment to the highest levels of loyalty, integrity and client service. These stated values are clearly reflected in our disciplined, focused underwriting approach which has deeply embedded, strong risk management practices. It is with great honour and with much joy that we all look forward to being welcomed as important family members of SOMPO. Finally, to our Endurance shareholders, we thank you for your loyalty and trust over the years and are happy that you have been rewarded with an attractive premium for your investment.”

Overview of Endurance

Endurance began operations in 2001, as an insurance and reinsurance company in Bermuda, and has expanded to become a global specialty provider of insurance and reinsurance operations worldwide including in the U.S., the U.K. and Bermuda.

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Endurance underwrites a wide variety of insurances such as crop insurance, in which Endurance has the fifth largest presence in the U.S. (based on underwriting insurance fees for FY2015), property, casualty and specialty lines of insurance and reinsurance

•	Endurance has built a well-balanced underwriting portfolio while achieving stable and profitable business operations by establishing an advanced enterprise risk management system

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Since Mr. Charman, the current CEO of Endurance, joined the management team in 2013, the business has expanded not only in the U.S. but also in the U.K., including through the acquisition of a Lloyd’s business in 2015. The focus has been on improving profitability, based on disciplined, expert, underwriting and pursuit of growth through M&A

•	For the fiscal year to 31 December 2015, Endurance had US$4,856m in consolidated net assets, US$3,321m of premium and fee income, US$344m of consolidated net income and a combined ratio of 82.9%

Strategic Rationale

1.	Strengthen management fundamentals

•	As part of SOMPO’s medium-term objectives, the business aims to achieve adjusted consolidated profit of JPY 300bn and adjusted consolidated ROE of more than 10% from the fiscal year 2020 onwards

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Based on SOMPO’s and Endurance’s FY2015 business performance, the combined operations would equate to a JPY 32.1bn increase in adjusted consolidated profit from JPY 164.3bn to JPY 196.4bn and a 1.3pp increase in adjusted consolidated return on equity from 6.9% to 8.2%

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Income from SOMPO’s overseas insurance business as a percentage of the total group income would increase from 12% currently to approximately 27%, delivering an immediate diversification of its business portfolio and allowing it to strengthen its group management fundamentals

2.	Accelerate growth of insurance business worldwide

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Endurance has been expanding its business in the U.S., the U.K., Bermuda and other countries through launching new business units and executing M&A transactions led by a highly experienced management team. Throughout, it has maintained its high levels of profitability, including through disciplined, expert underwriting by its sophisticated underwriting team

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Importantly, Mr. Charman and other members of the Endurance management team have agreed to continue to operate Endurance and the combined international business following the acquisition for at least five years, with Mr. Charman leading the Board of the international business as Chairman and CEO. Mr. Charman will report directly to SOMPO’s Group CEO, Kengo Sakurada

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Through this acquisition, not only will SOMPO acquire a strong operating base in the U.S., the world’s largest insurance market, but it will also significantly benefit from the continuity of the Endurance management team, which will enable it to further expand its footprint and earnings by combining Endurance’s operations with SOMPO group’s existing international insurance and reinsurance businesses worldwide – including Lloyd’s – under the leadership of the Endurance management team

Acquisition Process

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Under, and in accordance with, applicable laws and regulations in Bermuda, the acquisition will be implemented through SJNI’s special purpose company in Bermuda, Volcano International Limited and then merging it into Endurance, with Endurance as the surviving company. Through this process, SJNI will purchase all of Endurance’s outstanding ordinary shares in return for the payment of cash consideration to Endurance’s shareholders

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This acquisition is subject to the approval of Endurance shareholders at a shareholders’ meeting, and to clearances and approvals of applicable regulatory authorities, as well as other customary closing conditions

•	SOMPO intends to proceed expeditiously with this acquisition and anticipates the transaction will close before the end of March 2017

Estimated financial impact on SOMPO

SOMPO will update the market in due course with regards to the effect of the acquisition on SOMPO’s financial operating performance.

For further information:

Newgate Communications (PR adviser to SOMPO) Steffan Williams Charlie Chichester Clotilde Gros Zoë Pocock	+44 (0)20 7680 6500 sompo@newgatecomms.com
Kekst (PR adviser to Endurance) Mark Semer Ruth Pachman Peter Hill	+1 212 521 4800 endurance@kekst.com

Citi acted as financial advisor to SOMPO in this transaction and Shearman & Sterling LLP provided external legal counsel. Morgan Stanley acted as financial advisor to Endurance and Skadden, Arps, Slate, Meagher & Flom LLP provided external legal counsel.

A joint press conference will be held in London at 10.00am BST on Friday 7th October. To attend, or for dial-in/webcast details, please register by emailing sompo@newgatecomms.com .

Notes to Editors

About SOMPO

SOMPO is one of the top three insurers in Japan and has a global network of businesses. Listed and headquartered in Japan with a growing presence in the UK the company engages in the provision of insurance services, operating through Domestic Property and Casualty Insurance, Domestic Life Insurance, Overseas Insurance as well as other services including pensions, asset management and healthcare businesses.

SOMPO was founded in Japan in 1888 and has since built a global network in 32 countries operating in Europe, North America, Central and South America, Asia and Oceania, and the Middle East and Africa. The Company employs more than 78,000 people worldwide.

SOMPO seeks to realize sustainable growth and greater corporate value, based on striving to secure earnings from its domestic P&C insurance while aggressively devoting greater management resources to growth fields such as domestic life insurance and overseas insurance. The Group’s investment plan is not just limited to being a provider of insurance products but aims to position itself as the best customer service provider both at home and abroad and has evolved to offer a wider range of services aimed at providing even more customers with products that provide security, health, and wellbeing.

Learn more about the Group by visiting www.sompo-hd.com/en/

About Endurance Specialty Holdings

Endurance Specialty Holdings Ltd. is a global specialty provider of property and casualty insurance and reinsurance, headquartered in Bermuda. Through its operating subsidiaries, including Lloyd’s Syndicate 5151, Endurance writes agriculture, professional lines, property, marine and energy, and casualty and other specialty lines of insurance and catastrophe, property, casualty, professional lines and specialty lines of reinsurance. We maintain excellent financial strength as evidenced by the ratings of A (Excellent) from A.M. Best (XV size category), A (Strong) from Standard and Poor's and A2 from Moody's on our principal operating subsidiaries. In addition, Standard & Poor’s has recognized Endurance as an industry leader in risk management with an ERM rating of “Strong” – a distinction that places the company in the top 20% of North America and Bermuda insurance companies. For more information about Endurance, please visit www.endurance.bm.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements in this press release may include, and Endurance may make related oral, forward-looking statements which reflect its current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to Endurance in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. These statements may also include assumptions about the proposed transaction (including its benefits, results, effects and timing). Statements which include the words "should," "would," "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this press release for purposes of the U.S. federal securities laws or otherwise. Endurance intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

The proposed transaction is subject to risks and uncertainties, including: (A) that Endurance and SOMPO may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (B) uncertainty as to the timing of completion of the proposed transaction; (C) the inability to complete the proposed transaction due to the failure to obtain Endurance shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (D) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (E) risks related to disruption of management’s attention from Endurance’s ongoing business operations due to the proposed transaction; (F) the effect of the announcement of the proposed transaction on Endurance’s relationships with its distributors, operating results and business generally and (G) the outcome of any legal proceedings to the extent initiated against Endurance, SOMPO or others following the announcement of the proposed transaction, as well as Endurance’s and SOMPO’s management's response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Endurance’s most recent report on Form 10-K and other documents of Endurance on file with or furnished to the U.S. Securities and Exchange Commission ("US SEC"). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Endurance will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Endurance or its business or operations. Except as required by law, the parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, Endurance will file with the US SEC a proxy statement on Schedule 14A and may file or furnish other documents with the US SEC regarding the proposed transaction. This press release is not a substitute for the proxy statement or any other document which Endurance may file with the US SEC. INVESTORS IN AND SECURITY HOLDERS OF ENDURANCE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISEHD OR WILL BE FILED OR WILL BE FURNISHED WITH THE US SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY

BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or funished to the US SEC by Endurance through the web site maintained by the US SEC at www.sec.gov or by contacting the investor relations department of Endurance at the following:

Investor Relations Contacts:

Investor Relations SOMPO
Telephone: +81 (0)3-3349-3913

E-Mail: ir@sompo-hd.com

Investor Relations Endurance
Telephone: 441-278-0988
E-Mail: investorrelations@endurance.bm

Participants in the Solicitation

Endurance and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Endurance’s shareholders in connection with the proposed transaction. Information regarding Endurance’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Endurance’s Annual Report on Form 10-K for the year ended 31 December 31 2015 and its annual proxy statement filed with the US SEC on 8 April 2016. A more complete description will be available in the proxy statement on Schedule 14A. You may obtain free copies of these documents as described in the preceding paragraph filed, with or furnished to the US SEC because they will contain important information. All such documents, when filed or furnished, are available free of charge at the US SEC's website (www.sec.gov) or by directing a request to Endurance at the Investor Relations contact above.

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i FX rate: USD/JPY=101.12 as of the end of September 2016